                                  Exhibit 32.1

   Certification Required Under Section 906 of the Sarbanes-Oxley Act of 2002

         The undersigned hereby certify that, to the best of his knowledge, based upon his review of the Annual Report on Form 10-KSB for the year ended
April 30, 2003, of Miller Industries, Inc. (the "Report"), that:

(i)      the Report fully complies with the requirements of Section 13(a) or
         Section 15(d) of the Securities Exchange Act of 1934; and

(ii)     the information contained in the Report fairly presents in all material respects the financial condition and results of operations of the
         Registrant as of and for the periods presented in the Report.

Date:  September 30, 2003                         /s/  Angelo Napolitano
                                                       Angelo Napolitano
                                                       Chief Executive Officer
                                                       And Chief Financial Officer